UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Shareholders of Ovintiv Inc. (the “Corporation”) held on May 4, 2022, the following matters, as further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2022 (the “Proxy Statement”), were submitted to a vote of holders of common stock.

1.	Election of Directors

Each nominee listed in the Proxy Statement was elected as a director of the Corporation. The results of the vote by ballot were as follows:

Name of Nominee	Votes For	Percent	Votes Against	Percent
Peter A. Dea	181,052,519	97.67%	4,308,495	2.32%
Meg A. Gentle	185,064,734	99.32%	1,257,914	0.67%
Howard J. Mayson	185,666,639	99.64%	659,123	0.35%
Brendan M. McCracken	185,712,436	99.67%	614,527	0.32%
Lee A. McIntire	183,360,724	98.40%	2,964,280	1.59%
Katherine L. Minyard	185,471,660	99.54%	856,324	0.45%
Steven W. Nance	185,628,545	99.62%	693,631	0.37%
Suzanne P. Nimocks	181,941,295	97.64%	4,386,577	2.35%
George L. Pita	184,924,251	99.25%	1,396,304	0.74%
Thomas G. Ricks	183,234,525	98.34%	3,085,321	1.65%
Brian G. Shaw	185,057,328	99.31%	1,268,537	0.68%
Bruce G. Waterman	183,560,190	98.51%	2,766,228	1.48%

2.Advisory Vote to Approve Compensation of Named Executive Officers

The results of the non-binding advisory vote for the compensation of the Corporation’s named executive officers were as follows:

Votes For	Percent	Votes Against	Percent
182,065,279	97.78%	4,123,657	2.21%

3.Increase Share Reserve of Omnibus Incentive Plan

The results for the increase share reserve of the Omnibus Incentive Plan were as follows:

Votes For	Percent	Votes Against	Percent
181,330,791	97.35%	4,922,022	2.64%

4.Ratify PricewaterhouseCoopers LLP as Independent Auditors

The results for the ratification of PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors were as follows:

Votes For	Percent	Votes Against	Percent
202,015,794	97.60%	4,965,334	2.39%

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 5, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 5, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 5, 2022

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary